NATIXIS FUNDS

Supplement dated April 16, 2021 to the Natixis Funds Statement of Additional Information dated February 1, 2021, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Credit Income Fund	Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Core Plus Bond Fund	Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Global Allocation Fund	Loomis Sayles Strategic Income Fund

Loomis Sayles Growth Fund

Effective immediately, the two paragraphs titled “Clients of the Adviser” and “Bank Trust Departments or Trust Companies” within the section “Reduced Sales Charges” are hereby deleted.